SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2002

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard
Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURE

Item 9. Regulation FD Disclosure

Beckman Coulter, Inc. is furnishing herewith the following items:

•	Statement under Oath of Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings signed by John P. Wareham, dated August 9, 2002

•	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings signed by Amin J. Khalifa, dated August 9, 2002

•	Certification Pursuant to 18 U.S.C., Section 1350 signed by John P. Wareham, Chief Executive Officer, dated August 9, 2002

•	Certification Pursuant to 18 U.S.C., Section 1350 signed by Amin J. Khalifa, Chief Financial Officer, dated August 9, 2002

     The foregoing certifications are being furnished solely to accompany the reports identified in them and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002	BECKMAN COULTER, INC.

By:	/s/ William H. May

Name:	William H. May
Title:	Vice President, General Counsel, and Secretary

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to
Exchange Act Filings

I, John P. Wareham, principal executive officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Beckman Coulter, Inc., and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s Audit and Finance Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 2001;

•	Annual Proxy Statement filed with the Notice of 2002 Annual Meeting of Stockholders

•	Form 10-Q Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for quarterly period ended March 31, 2002

•	Form 10-Q Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for quarterly period ended June 30, 2002

[Signature*]	/s/ John P. Wareham	Subscribed and sworn to
before me this 9th day of
[Name]	John P. Wareham	August 2002.

[Date]	August 9, 2002	/s/ Susan C. McRae

Notary Public
My Commission Expires:

[SEAL]	SUSAN C. MCRAE Commmission # 1279644 Notory Public — California Orange County My Comm. Expires Nov 3, 2004

Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to
Exchange Act Filings

I, Amin Khalifa, principal financial officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Beckman Coulter, Inc., and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s Audit and Finance Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for fiscal year ended December 31, 2001;

•	Annual Proxy Statement filed with the Notice of 2002 Annual Meeting of Stockholders

•	Form 10-Q Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for quarterly period ended March 31, 2002

•	Form 10-Q Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for quarterly period ended June 30, 2002

[Signature*]	/s/ Amin I. Khalifa	Subscribed and sworn to
before me this 9th day of
[Name]	Amin I. Khalifa	August 2002.

[Date]	August 9, 2002	/s/ Susan C. McRae

Notary Public
My Commission Expires:

[SEAL]	SUSAN C. MCRAE Commmission # 1279644 Notory Public — California Orange County My Comm. Expires Nov 3, 2004

CERTIFICATION

          Pursuant to 18 U.S.C. § 1350, the undersigned officer of Beckman Coulter, Inc. (the “Company”), hereby certifies to his knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002	/s/ John P. Wareham Name: John P. Wareham Title: Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

     Pursuant to 18 U.S.C. § 1350, the undersigned officer of Beckman Coulter, Inc. (the “Company”), hereby certifies to his knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002	/s/ Amin I. Khalifa Name: Amin I. Khalifa Title: Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.